SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2005

PSB HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Federal	0-50970	42-1597948
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

40 Main Street, Putnam, Connecticut	06260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:           (860) 928-6501

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On November 10, 2005, PSB Holdings, Inc. (the “Registrant”) filed a Current Report on Form 8-K disclosing the grant of shares of restricted stock and stock options pursuant to the Registrant’s 2005 Stock-Based Incentive Plan.  The form of award documents are included as Exhibits 10.1, 10.2 and 10.3 to this report.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Not Applicable.

(b)                                 Not Applicable.

(c)                                  Exhibits.

10.1                           Form of PSB Holdings, Inc. 2005 Stock-Based Incentive Plan Stock Option Agreement (Outside Directors)

10.2                           Form of PSB Holdings, Inc. 2005 Stock-Based Incentive Plan Restricted Stock Agreement

10.3                           Form of PSB Holdings, Inc. 2005 Stock-Based Incentive Plan Stock Option Agreement (Employees)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSB HOLDINGS, INC.

DATE: November 10, 2005	By:	/s/ Robert J. Halloran, Jr.
Robert J. Halloran, Jr.
Vice President and Treasurer